UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 23, 2006

Xybernaut Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-21013	54-1799851
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5175 Parkstone Drive, Suite 130, Chantilly, Virginia		20151
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-480-0480

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

This Current Report on Form 8-K/A is filed solely to (i) amend the date of the earliest event reported and (ii) correct Xybernaut Corporation’s phone number on the cover page of the Form 8-K filed on March 29, 2006. As corrected by this amendment, the date of the earliest event reported is March 23, 2006 and the phone number is (703) 480-0480.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xybernaut Corporation

April 3, 2006	By:	/s/ John F. Moynahan

Name: John F. Moynahan
Title: Executive Vice President and Chief Financial Officer